UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report(Date of earliest event reported): September 3, 2019

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois 60062

(Address of principal executive offices)    (Zip Code)

(Registrant’s telephone number, including area code) (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series A	ALL PR A	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.625% Noncumulative Preferred Stock, Series D	ALL PR D	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.625% Noncumulative Preferred Stock, Series E	ALL PR E	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 6.250% Noncumulative Preferred Stock, Series F	ALL PR F	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series G	ALL PR G	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01. Other Events.

On September 3, 2019, The Allstate Corporation (the “Registrant”) issued a press release announcing that it had called for redemption (i) all 5,400 shares of its Fixed Rate Noncumulative Perpetual Preferred Stock, Series D, par value $1.00 per share and liquidation preference $25,000 per share (the “Series D Preferred Stock”), and the corresponding depositary shares (the “Series D Depositary Shares”), each representing a 1/1,000th interest in a share of the Series D Preferred Stock; (ii) all 29,900 shares of its Fixed Rate Noncumulative Perpetual Preferred Stock, Series E, par value $1.00 per share and liquidation preference $25,000 per share (the “Series E Preferred Stock”), and the corresponding depositary shares (the “Series E Depositary Shares”), each representing a 1/1,000th interest in a share of the Series E Preferred Stock; and (iii) all 10,000 shares of its Fixed Rate Noncumulative Perpetual Preferred Stock, Series F, par value $1.00 per share and liquidation preference $25,000 per share (the “Series F Preferred Stock” and, collectively with the Series D Preferred Stock and the Series E Preferred Stock, the “Preferred Stock”), and the corresponding depositary shares (the “Series F Depositary Shares” and, collectively with the Series D Depositary Shares and the Series E Depositary Shares, the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series F Preferred Stock, on October 15, 2019 (the “Redemption Date”). The Series D Depositary Shares are currently traded on the New York Stock Exchange under the symbol “ALL PR D” (CUSIP No. 020002804), the Series E Depositary Shares are currently traded on the New York Stock Exchange under the symbol “ALL PR E” (CUSIP No. 020002879), and Series F Depositary Shares are currently traded on the New York Stock Exchange under the symbol “ALL PR F” (CUSIP No. 020002853).

The Depositary Shares will be redeemed for a redemption price equal to $25.00 per Depositary Share (equivalent to $25,000 per share of Preferred Stock) (the “Redemption Payment”) for a total Redemption Payment of $1,132,500,000. From and after the Redemption Date, all dividends will cease to accrue on the redeemed Preferred Stock.

On October 15, 2019, a dividend of $0.4140625 per Series D Depositary Share, $0.4140625 per Series E Depositary Share, and $0.390625 per Series F Depositary Share shall be paid in cash to the record holders at the close of business on September 30, 2019. All Depositary Shares are held in book-entry form through The Depository Trust Company.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	Registrant’s press release dated September 3, 2019.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/ Daniel G. Gordon
	Name:	Daniel G. Gordon
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: September 3, 2019